UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

PROFIRE ENERGY, INC.
(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PROFIRE ENERGY, INC.
321 South 1250 West, Suite 1
Lindon, Utah 84042

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of stockholders of Profire Energy, Inc. (the “Company,” “our” or “we”) will be held on September 17, 2015 at 09:00 am, local time, at the Company’s Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042, for the following purposes:

1.	To elect six directors to the Company’s board of directors for the ensuing year and until their successors are elected and qualified;

2.	To ratify the appointment of Sadler, Gibb & Associates, LLC, as the Company’s independent registered public accounting firm for the year ended March 31, 2016; and

3.	To transact any other business as may properly come before the meeting or at any adjournment thereof.

These business items are described more fully in the Proxy Statement accompanying this Notice. Only stockholders who owned our common stock at the close of business on August 7, 2015 can vote at this meeting or any adjournments that may take place.

A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042.

All of our stockholders are cordially invited to attend the Annual Meeting in person.  Whether or not you expect to attend the Annual Meeting, your proxy vote is important.  To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States.  Should you receive more than one proxy because your shares are registered in different names or addresses, each proxy should be signed and returned to assure that all your shares will be voted.  You may revoke your proxy at any time prior to the meeting.  If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE PROFIRE ENERGY, INC. ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 17, 2015:

The Notice of Annual Meeting, the Proxy Statement, our Annual Report on Form 10-K for the year ended March 31, 2015 and the proxy card are available via the Internet at:
https://materials.proxyvote.com/74316X

By order of the board of directors,

August 14, 2015	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

PROFIRE ENERGY, INC.
321 South 1250 West, Suite 1
Lindon, Utah 84042

PROXY STATEMENT

ABOUT THE ANNUAL MEETING

This Proxy Statement is being furnished to the stockholders of Profire Energy, Inc., a Nevada corporation (the “Company,” “our” or “we”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our annual meeting of stockholders (the “Annual Meeting”) to be held at the Company’s Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042, at 09:00 a.m. local time, on September 17, 2015, or at any adjournment thereof.

The purpose of the Annual Meeting is:

1.	To elect six directors to the Board;

2.	To ratify the appointment of Sadler, Gibb & Associates, LLC, as the Company’s independent registered public accounting firm for the year ended March 31, 2016; and

3.	To transact any other business as may properly come before the meeting or at any adjournment thereof.

Our Board has fixed the close of business on August 7, 2015, as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.  Only stockholders of record at the close of business on the record date will be entitled to attend and vote at the meeting and any postponements or adjournments thereof. We commenced mailing of this Notice, the Proxy Statement and the Proxy on or about August 21, 2014.

A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on September 17, 2015:  The Proxy Statement (including the Annual Report on Form 10-K for the year ended March 31, 2015) and proxy card are available via the Internet at https://materials.proxyvote.com/74316X . We will provide, without charge, additional copies of our annual report on Form 10-K to each stockholder of record as of the Record Date that requests a copy in writing.  Any exhibits listed in the annual report on Form 10-K also will be furnished upon request at the actual expense we incur in furnishing such exhibit.  Any such requests should be directed to our Corporate Secretary at our executive offices set forth above. Directions to the Annual Meeting may be obtained by calling   (801) 796-5127, for stockholders who plan to attend the Annual Meeting.

         The Proxy Statement and the Annual Report on Form 10-K for the year ended March 31, 2015 are also available on the Company's website at www.profireenergy.com.  The Company’s website address provided above is not intended to function as a hyperlink, and the information on the Company’s website is not and should not be considered part of this Proxy Statement and is not incorporated by reference herein.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board recommends that you vote FOR all of the proposals presented in this Proxy Statement.

PROXY INFORMATION	1

PROPOSAL ONE	4

Board Nominees for Election of Directors	4

Family Relationships	6

Involvement in Certain Legal Proceedings	6

Related Party Transactions	7

Section 16(a) Beneficial Ownership Reporting Compliance	7

Director Independence	7

Board Committees	8

Board Leadership Structure and Role in Risk Oversight	9

Report of Audit Committee Regarding 2014 Audited Financial Statements	10

Board Meetings and Attendance at Annual Meetings	10

Communications with Directors	10

Compensation of Directors and Executive Officers	11

Summary Compensation Table	11

All Other Compensation	11

Say on Pay	12

Employment Agreements	13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS	15

PROPOSAL TWO	16

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR NEXT ANNUAL MEETING	17

INFORMATION TO BE FURNISHED TO SECURITYHOLDERS	18

OTHER MATTERS	18

PROXY INFORMATION
Who is soliciting my proxy?

The Board is soliciting your proxy to provide you with an opportunity to vote on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting.

Who is entitled to vote?

Only stockholders of record at the close of business on August 7, 2015 (the “record date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments.  On the record date, there were issued and outstanding 53,253,725 shares of common stock entitled to vote at the Annual Meeting.  The shares of common stock are the only outstanding voting securities of the Company.

A list of stockholders entitled to vote at the meeting will be available for examination for ten days before the Annual Meeting at our corporate offices in Lindon, Utah.

How do I vote?

There are two ways you can vote:

(1)	Sign and date each proxy card you receive and return it in the prepaid envelope; or

(2)
Vote in person at the Annual Meeting.  If your shares are held of record by a broker, bank or other nominee and you wish to vote your shares at the Annual Meeting, you must contact your broker, bank or other nominee to obtain the proper documentation and bring it with you to the Annual Meeting.

How can I change my vote?

Registered stockholders can revoke their proxy at any time before it is voted at the Annual Meeting by either:

•	Submitting another timely, later-dated proxy;

•	Delivering timely written notice of revocation to the Corporate Secretary, at 321 South 1250 West, Suite 1, Lindon, Utah 84042; or

•	Attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record (that is, your bank, broker or nominee) to be able to change your vote at the Annual Meeting.

How can I change my vote?

Registered stockholders can revoke their proxy at any time before it is voted at the Annual Meeting by either:

•	Submitting another timely, later-dated proxy;

•	Delivering timely written notice of revocation to the Corporate Secretary, at 321 South 1250 West, Suite 1, Lindon, Utah 84042; or

•	Attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record (that is, your bank, broker or nominee) to be able to change your vote at the Annual Meeting.

What are the quorum requirements for the Annual Meeting?

To hold an Annual Meeting and transact business a majority of outstanding shares of common stock entitled to vote must be present in person at the Annual Meeting or represented by proxy.

Abstentions and broker non-votes (which occur when a broker indicates on a proxy card that it is not voting on a matter) are considered shares present at the Annual Meeting for the purpose of determining a quorum.

Abstentions and Broker Non-Votes

Shareholders may abstain from voting on any of the proposals. Because abstentions are not counted as votes cast for a proposal, abstentions will not affect Proposal 1 since directors who are elected will be those who receive the highest number of affirmative votes. Additionally, abstentions will not be counted as votes for or against Proposal 2, which is a non-binding advisory vote.

A broker non-vote occurs when a broker submits a Proxy Vote with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of auditors. Non-routine matters include matters such as the election of directors. Therefore, if you do not give your broker or nominee specific instructions, your shares will not be voted on non-routine matters and may not be voted on routine matters. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum present at the Annual Meeting for the purpose of transacting business. With regard to Proposal 1, broker non-votes and votes marked “withheld” will not be counted towards the tabulations of votes cast on such proposal presented to the stockholders, will not have the effect of negative votes and will not affect the outcome of the election of the directors. With regard to Proposal 2, broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes.

How many votes am I entitled to cast?

You are entitled to cast one vote for each share of common stock you own on the record date.

How many votes are required to approve matters to be presented?

Proposal 1: Election of Directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors, provided a quorum is present in person or by proxy. A plurality means that the nominees receiving the most votes for election to a director position are elected as directors up to the maximum number of directors to be chosen at the meeting.

Proposal 2: Ratification of Auditors. The proposal to ratify the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ended March 31, 2016 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

Will my shares be voted if I do not provide instructions to my broker?

If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions.  If you do not give instructions to the broker, the broker is only permitted to vote on items that are considered routine.

How will proxies be voted on other items or matters that properly come before the meeting?

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Is the Company aware of any other item of business that will be presented at the meeting?

The Board does not intend to present, and does not have any reason to believe that others will present, any item of business at the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting of Stockholders. However, if other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

Where do I find the voting results of the meeting?

We intend to report the voting results in a Current Report on Form 8-K within four business days after the Annual Meeting.

Who bears the costs of soliciting these proxies?

We will bear the cost of soliciting proxies.  Certain directors, officers or employees may solicit proxies by telephone, facsimile, e-mail, and in person, without additional compensation.  Upon request, we will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders.  All costs and expenses of any solicitation, including the cost of preparing this Proxy Statement and posting it on the Internet and mailing the proxy materials, will be borne by the Company.

Do I have dissenters’ rights for any matters being presented at the meeting?

No dissenters’ rights are available to any stockholder who dissents from any of the proposals set forth in the Proxy Statement under the Nevada Revised Statutes or under our current Articles of Incorporation or Bylaws.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Board of Directors currently has six members. Our Bylaws provide that the Board will consist of such number of directors to be fixed from time-to-time by resolution of the Board.  The Board may choose to search for an additional member to join the Board and fill the directorship vacated by Andrew Limpert, who resigned from his positions at the Company in June 2015.

Upon the recommendation of our Nominating and Corporate Governance Committee, the board has identified and nominated six individuals to serve as directors for a one-year term expiring on the date of our next Annual Meeting, and until their successors are duly elected and qualified.  Brenton W. Hatch, Harold Albert, Arlen B. Crouch, Stephen E. Pirnat, Daren J. Shaw, and Ronald R. Spoehel have been nominated by the Nominating and Corporate Governance Committee to stand for election as directors.  Messrs. Hatch, Albert, Crouch, Pirnat, Shaw and Spoehel currently serve as directors of the Company.

We intend that the proxies solicited by us will be voted for the election of the nominees named above.  Each of the nominees has agreed to serve as a director if elected, and we believe each nominee will be available to serve.  However, the proxy holders have discretionary authority to cast votes for the election of a substitute should any nominee not be available to serve as a director.

Board Nominees for Election of Directors

Name	Age	Positions Held	Director Since	Officer Since

Brenton W. Hatch	65	Chief Executive Officer, President and Director	November 2008	October 2008
Harold Albert	52	Chief Operating Officer and Director	November 2008	October 2008
Daren J. Shaw	58	Director	August 2013	N/A
Ronald R. Spoehel	57	Director	October 2013	N/A
Arlen B. Crouch	81	Director	November 2013	N/A
Stephen E. Pirnat	63	Director	January 2014	N/A

Messrs. Hatch and Albert also serve as our executive officers.  A brief description of the background and business experience of each nominee follows:

Brenton W. Hatch.  Mr. Hatch became the Chief Executive Officer and President of Profire Energy, Inc., in October 2008 and has served as the Chairman of the Board since November 2008.  Mr. Hatch has been responsible for overseeing the day-to-day operations of the Company since October 2008.  Mr. Hatch co-founded the Company’s wholly owned subsidiary, Profire Combustion, Inc. in 2002.  Since that time he has served as the Chief Executive Officer and General Manager of Profire Combustion and has been responsible for the day-to-day operations of Profire Combustion since its inception.  Prior to founding Profire Combustion, between 2001 and 2002 Mr. Hatch was a Management Consultant and General Manager of Titan Technologies, Inc., an oilfield service and distribution company in Edmonton, Alberta, Canada.  In this position, Mr. Hatch performed an in-depth analysis of the operations and management of all divisions of Titan Technologies.  Based on his analysis, Mr. Hatch implemented company-wide operational changes to improve company performance.  From 1989 to 2000 Mr. Hatch served as President and Chief Executive Officer of Keaton International, Inc., an educational services company based in Edmonton, Alberta, Canada.  Mr. Hatch managed all executive functions of the company and particularly focused on the development and management of the company’s educational services.  During his time at Keaton International, Mr. Hatch led corporate networking and marketing campaigns world-wide.  Mr. Hatch earned a Bachelor’s Degree in Education from the University of Alberta in 1974.  Mr. Hatch is not currently, nor has he in the past five years been a nominee or director of any other SEC registrant or registered investment company.  We considered Mr. Hatch’s experience as a founder and as the principal executive officer of Profire Combustion, as well as his previous management and operational oversight experience in concluding that he should serve as a director of the Company.

Harold Albert.  Mr. Albert became the Chief Operating Officer of Profire Energy, Inc. in October 2008 and a director of the Company in November 2008.  Since that time Mr. Albert has been responsible for research and development of new products and services as well as overseeing Company operations in Canada.  Mr. Albert co-founded Profire Combustion, Inc. in 2002.  He has served as the President and Chief Operating Officer of Profire Combustion since that time.  In this capacity Mr. Albert is responsible for research and development of new products and services and overseeing operations.  Prior to founding Profire Combustion, Mr. Albert worked in the oil services industry for Titan Technologies, Inc. from 1996 to 2002.  During that time Mr. Albert served as an Associate Manager overseeing the company’s burner division.  From 1993 to 1996 Mr. Albert was employed with Natco Canada doing start up and commissioning of oil and gas facilities in both Canada and Russia.  Mr. Albert is not, nor has he in the past five years been, a nominee or director of any other SEC registrant or registered investment company.  We considered Mr. Albert’s experience as a founder and principal operating officer, combined with his previous management and operational experience in concluding that he should serve on the Company’s Board.

Arlen B. Crouch.  From 1989 to 1997, Mr. Crouch served as President and Chief Executive Officer of Franklin Quest Co., now Franklin Covey Co. (NYSE:FC), where he played a key role in the company’s initial public offering and listing on the NYSE.  Prior to his appointment as President and Chief Executive Officer, he served in a variety of senior management roles including Chief Operating Officer and Executive Vice President.  At the time Mr. Crouch stepped down in 1997 to serve a three-year assignment in Washington, D.C. for the Church of Jesus Christ of Latter Day Saints, the company had a market capitalization in excess of $500 million.  Previously, from 1955 to 1989, he was employed at Merrill Lynch where he served as a First Vice President and Regional Director with responsibilities for retail operations in the Southern California region.  In 1995, Mr. Crouch also served as Chair of the Salt Lake Chamber of Commerce.  We considered Mr. Crouch's extensive management experiences as well as his experience and leadership in the financial services industry in determining that he should serve as a director of the Company.

Stephen E. Pirnat. Mr. Pirnat was named Chief Executive Officer of ClearSign Combustion Inc. (NASDAQ:CLIR) in December of 2014, where he has served as a Director since November 2011. Prior to his current role, Mr. Pirnat served as the Managing Director of Europe, the Middle East and Africa for the Quest Integrity Group, LLC w wholly-owned subsidiary of Team Inc. (NYSE:TISI). From 2009 to 2011, Mr. Pirnat also held the position of President of Quest Integrated Inc., a technology incubator and boutique private equity firm and President of the newly formed Quest Metrology Group LLC. From February 2000 to September 2009, Mr. Pirnat served as President and Chief Executive Officer of the John Zink Company LLC, a wholly-owned subsidiary of Koch Industries Inc., and a worldwide leader in the supply of combustion and air pollution control equipment to the energy industry. While at John Zink Company Mr. Pirnat was a board member of Quest Integrity Group. He went to John Zink Company from a previous post as President and Chief Executive Officer of Pangborn Corporation, a leading supplier of surface preparation equipment and associated services to the automotive and aircraft industries, where he was an executive from 1998 to 1999. Mr. Pirnat also served as an executive with Ingersoll-Rand and Ingersoll-Dresser Corporation from 1988 to 1995. Mr. Pirnat began his career as an applications engineer with the Pump and Condenser Group of Ingersoll-Rand Inc. (NYSE:IR), where he advanced through a variety of sales, marketing, engineering and operational positions with that company and its successor, Ingersoll-Dresser. These positions included Vice President of Ingersoll-Rand’s Standard Products Division, Vice President of Marketing for Ingersoll-Dresser Pumps, President of Ingersoll-Dresser Canada Ltd., and Vice President and General Manager of Ingersoll-Rand Engineered Equipment Division. Mr. Pirnat holds a BS in Mechanical Engineering from the New Jersey Institute of Technology. We considered Mr. Pirnat’s extensive experience and leadership in the energy and engineering sectors and on the boards of directors of public and private companies in determining that he should serve as a director of the Company.

Daren J. Shaw.  Mr. Shaw has served for more than 25 years in leadership capacities with several financial services firms.  Mr. Shaw currently serves as a Managing Director of Investment Banking at D.A. Davidson & Co., a middle-market full-service investment banking and brokerage firm.  During his term as Managing Director at D.A. Davidson & Co., Mr. Shaw has served on the Senior Management Committee and board of directors and as the lead investment banker in a wide variety of transactions including public stock offerings, private placements, and mergers and acquisitions.  Prior to joining D.A. Davidson & Co. in 1997, Mr. Shaw served for 12 years with Pacific Crest Securities in various roles, including Managing Director.  Since 2012, Mr. Shaw has served as a member of the board of directors of The Ensign Group, Inc. (NASDAQ: ENSG), a provider of skilled nursing and rehabilitative care services with more than 100 facilities located in 11 states.  He currently serves as Chairman of The Ensign Group’s audit committee and also serves on The Ensign Group’s nominating and corporate governance and compensation committees.   Mr. Shaw has also served as a member of the board of directors of ASI Liquidation, Inc., formerly known as Agri-Services, Inc., an agricultural equipment dealer based in Twin Falls, Idaho, since 2010, and as a member of the board of directors of Cadet Manufacturing, a zonal electric heater manufacturer based in Vancouver, Washington, since 2005.   We considered Mr. Shaw's extensive experience and leadership in the financial services industry and on the boards of directors of public and private companies in determining that he should serve as a director of the Company.

Ronald R. Spoehel.  Mr. Spoehel is a private investor with over 30 years of board, executive management, investment banking, and private banking experience, from Fortune 500 to technology startups. From 2007 to 2009, he served as the Presidentially-appointed, Senate-confirmed Chief Financial Officer of the National Aeronautics and Space Administration (NASA). Prior to NASA, Mr. Spoehel served as an executive officer in various general management positions and on the Boards of Directors of public and private operating companies in the U.S. and Europe. Among various companies with worldwide operations, he served as Executive Vice President and Chief Financial Officer and on the Boards of both ManTech International (NASDAQ:MANT) and ICx Technologies, Inc. (NASDAQ: ICTX); as Vice President-Corporate Development of Harris Corporation (NYSE:HRS); and, as Chief Executive Officer and on the Board of Optinel Systems, Inc. Mr. Spoehel began his career as an investment banker for ten years primarily focused on energy and technology sectors. Mr. Spoehel is an honors graduate of the University of Pennsylvania, where he received his Bachelor of Science degree in economics, his MBA from the Wharton School and his Master of Science degree in engineering from the Moore School of Electrical Engineering. In addition to currently serving on the Board of Global Defense & National Security Systems, Inc. (NASDAQ: GDEF), Mr. Spoehel also serves on the Boards of U.S. and international private companies. We considered Mr. Spoehel’s extensive experience and leadership in the energy and technology sectors and on the boards of directors of public and private companies in determining that he should serve as a director of the Company.

Family Relationships

There are no family relations among any of our executive officers, directors or key employees.

Involvement in Certain Legal Proceedings

During 2012, Andrew Limpert, who served as the Company’s Chief Financial Officer and a member of the Company’s Board of Directors until June 2015, entered into a settlement agreement with the Securities and Exchange Commission (the “Commission”) in connection with administrative proceedings commenced against him in 2011 for alleged events occurring between 2004 and 2008. After a comprehensive investigation and full cooperation with the Commission, Mr. Limpert, based on the advice of his private SEC counsel, believed the settlement was in his best interest under the circumstances. While not admitting to or denying the Commission’s findings, Mr. Limpert consented to disgorgement, penalties and interest for certain fees earned. The penalties assessed were within the lowest tier statutorily allowed. Mr. Limpert also agreed not to engage in violations of U.S. securities laws and to be barred from certain specific activities such as association or employment with any broker, dealer, investment adviser, investment company, etc., and from participating in an offering of penny stock as a collateral bar. The settlement agreement provides that Mr. Limpert may reapply for licensure for any of the above after one calendar year, subject to compliance with the terms and conditions set o in the settlement agreement. None of the violations alleged against Mr. Limpert related to his involvement with the Company. Mr. Limpert resigned from his positions with the Company on June 15, 2015.

To our knowledge, none of our officers, directors or affiliates or any owner of record of 5% or more of our common stock, or any associate of any of the foregoing, is a party adverse to the Company or any of our subsidiaries or has a material interest adverse to the Company or any of our subsidiaries. To our knowledge, none of our officers, directors or affiliates or any owner of record of 5% or more of our common stock, or any associate of any of the foregoing, is a party adverse to the Company or any of our subsidiaries or has a material interest adverse to the Company or any of our subsidiaries.

Related Party Transactions

Our Audit Committee Charter requires that the Audit Committee review, approve or oversee any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations on an ongoing basis, and to develop policies and procedures for the Committee's approval of transactions with related persons.  Because we have only recently formed our Audit Committee, it has not yet adopted any specific policies or procedures governing the approval process for such transactions.  Prior to establishing our Audit Committee, our Board monitored and reviewed issues involving potential conflicts of interests and related party transactions in accordance with our written policies and procedures.

Beginning in 2008, Brenton Hatch’s son, Justin Hatch, was employed by the Company. In fiscal year 2015 he was paid a salary of $133,506, severance of $35,464, and other perquisites totaling approximately $10,000 for total compensation of approximately $178,970.  He also was issued a restricted stock award for 8,333 shares of our Common Stock in May 2014, vesting over a five year period, which were forfeited at the time of separation from the Company. In addition, in fiscal 2014 he was paid a salary of $123,426, a discretionary performance-based bonus of $3,000, and other perquisites totaling approximately $10,000 for total compensation of approximately $137,000.  As of January 12, 2015, Justin Hatch was no longer employed by the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and any persons who own more than 10% of the common stock of the Company to file with the Commission reports of beneficial ownership and changes in beneficial ownership of common stock. Officers and directors are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that during the fiscal year ended March 31, 2014 all filing requirements applicable to our officers, directors, greater than 10% stockholders or any other person subject to Section 16 of the Exchange Act were met.

Director Independence

The Board has determined that of the current directors or nominees, Messrs. Crouch, Pirnat, Shaw and Spoehel qualify as independent directors as that term is defined in the listing standards of The Nasdaq Stock Market.  Such independence definition includes a series of objective tests, including that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company.  As Messrs. Hatch and Albert are also employed by the Company, the Board has determined that neither of them are currently independent.

Board Committees

         Audit Committee. During the second quarter of fiscal year 2014, our Board formed an Audit Committee that is responsible for the selection, review and oversight of the Company’s independent registered public accounting firm; approval of all audit, review and attest services provided by the independent registered public accounting firm; the integrity of our reporting practices and evaluation of internal controls and accounting procedures. The Audit Committee is responsible for the pre-approval of all non-audit services provided by its independent registered public accounting firm. Non-audit services are only provided by our independent registered public accounting firm to the extent permitted by law. Further, all related party transactions are reviewed and approved by the Audit Committee.

The Audit Committee is chaired by Daren J. Shaw and consists of Messrs. Shaw, Spoehel and Crouch, all of whom qualify as independent directors. The Board believes that Daren J. Shaw qualifies an as audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. The Board has adopted a written charter to govern the activities of the Audit Committee, which is available on our website at www.profireenergy.com. During the fiscal year ended March 31, 2014, the Audit Committee did not hold any separate Audit Committee meetings but, rather, covered various Audit Committee business at general Board meetings and during Board calls. The Audit Committee began holding separate Audit Committee meetings in this fiscal year and held three meetings in fiscal year 2015.

Nominating and Corporate Governance Committee.  During the second quarter of fiscal year 2014, our Board also formed a Nominating and Corporate Governance Committee (the “Nominating Committee”) that is responsible for identifying and recommending director candidates for nomination by the Board.  The Nominating Committee is chaired by Arlen B. Crouch and consists of Messrs. Shaw, Spoehel and Crouch, all of whom qualify as independent directors.  In general, when the Board determines that expansion of the board or replacement of a director is necessary or appropriate, the Nominating Committee will identify candidates through candidate interviews with members of management, consultation with the candidate’s associates and through other means to determine a candidate’s qualifications to serve on our Board.

Each candidate to serve on the Board must possess the highest personal and professional ethics, integrity and values, and be committed to serving the long-term interests of our stockholders.  Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may consider such other factors as it may deem appropriate, which may include, without limitation, professional experience, diversity of backgrounds, skills and experience at policy-making levels in business, government, financial, and in other areas relevant to our global operations, experience and history with our company, and stock ownership.

We do not have a formal policy with regard to the consideration of diversity in identifying Board nominees, but the Nominating Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee our business.

The Nominating Committee will consider director candidates recommended by the Company’s stockholders pursuant to the procedures described in this proxy statement or validly made in accordance with applicable laws, rules and regulations and the provisions of our Bylaws. Stockholders wishing to recommend candidates should do so in writing to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Profire Energy, Inc., 321 South 1250 West, Suite 1, Lindon, UT 84042. Please refer to the section below entitled "Stockholder Proposals and Director Nominees for Next Annual Meeting" for further information. The Nominating Committee may also consider candidates proposed by current directors, management, employees and others. All such candidates who, after evaluation, are then recommended by the Nominating Committee and approved by the Board, will be included in our recommended slate of director nominees in our proxy statement.

To date, we have not paid any fee to any third party to identify or evaluate, or to assist in identifying or evaluating, potential director candidates, but we may consider doing so in the future if the nominating committee determines that engaging a consultant is in the best interests of the Company. The Board has adopted a written charter to govern the activities of the Nominating Committee, which is available on our website at www.profireenergy.com. During the fiscal year ended March 31, 2014, the Nominating Committee did not hold any separate Nominating Committee meetings but, rather, covered various Nominating Committee business at general Board meetings and during Board calls. The Nominating Committee did not hold any separate meetings in the 2015 fiscal year but, rather, covered various Nominating Committee business at general Board meetings and during Board calls.

Compensation Committee.  During the second quarter of fiscal year 2014 our Board formed a Compensation Committee to review and advise upon executive compensation.  The Compensation Committee is chaired by Ronald R. Spoehel and consists of Messrs. Shaw, Spoehel and Crouch, all of whom qualify as independent directors.

The Compensation Committee oversees all aspects of our executive compensation program and incentive compensation. It reviews and advises the Board on the corporate goals and objectives applicable to the compensation of our Chief Executive Officer, recommends to the full Board for approval compensation amounts for the Chief Executive Officer and all other executive officers, reviews and makes recommendations to our Board relating to incentive compensation and equity-based plans, and reviews and makes recommendations to the full Board regarding employment agreements and severance agreements or plans for the Chief Executive Officer and other executive officers.

To date, we have not utilized the services of a compensation consultant, but we may do so in the future should the Compensation Committee deem it advisable. Pursuant to its charter, the Compensation Committee may delegate its authority to a subcommittee or subcommittees. The Board has adopted a written charter to govern the activities of the Compensation Committee, which is available on our website at www.profireenergy.com. During the fiscal year ended March 31, 2015, the Compensation Committee held two meetings.

Board Leadership Structure and Role in Risk Oversight

Currently our Chief Executive Officer also serves as the Chairman of our Board and we do not have an independent lead director.  Given our current size, resources and access to potential qualified director candidates, the Board believes the most effective leadership structure for the Company at this time and with our current Chief Executive Officer is to have a combined Chairman of the Board and Chief Executive Officer.  Our current combined structure promotes unified leadership, a cohesive vision and strategy for the Company and clear and direct communication to the board.

We do not have a policy regarding the separation or combination of the roles of the Chairman and Chief Executive Officer and believe that the separation or combination of these offices is a matter for discussion and determination by the Board.  The Board believes that it should be able to select the Chairman of the Board based on the criteria that the Board deems to be in the best interests of the Company and its stockholders.

Board-level risk oversight is performed by our full Board.  Our risk oversight process includes an ongoing dialogue between management and the Board, intended to identify and analyze risks that the Company faces.  Through these discussions with management and their own business experience and knowledge, our directors are able to identify material risks for which a full analysis and risk mitigation planning are necessary. The Board monitors risk mitigation action plans developed by management in order to ensure such plans are implemented and are effective in reducing the targeted risks.

Report of Audit Committee Regarding 2015 Audited Financial Statements

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm (i) the consolidated financial statements as of March 31, 2015, (ii) management's assessment of the effectiveness of the Company's internal control over financial reporting as of March 31, 2015, and (iii) the independent registered public accounting firm's audit of the effectiveness of the Company's internal control over financial reporting as of March 31, 2015. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed in PCAOB Auditing Standard No. 16, Communications with Audit Committees.

The Audit Committee has received the written disclosures and  letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in our Annual Report on Form 10-K for the year ended March 31, 2015.

Daren J. Shaw
Ronald R. Spoehel
Arlen B. Crouch

Board Meetings and Attendance at Annual Meetings

The Board held seven meetings during our fiscal year ended March 31, 2015, all of which were attended by all members of the Board who were members of the Board at the time of each meeting. In addition, each member of the Board attended at least 75% of all Board meetings and committee meetings for committees on which they served.

Although it is not mandatory for directors to attend annual meetings, each director is encouraged to attend meetings of stockholders. The Company held its annual meeting of stockholders for the 2014 fiscal year on September 18, 2014, and all of the directors were in attendance.

Communications with Directors

Stockholders and other parties interested in communicating with the Board may do so by writing to the Chairman of the Board of Directors, Profire Energy, Inc., 321 South 1250 West, Suite 1, Lindon, Utah 84042.  The Chairman of the Board will review and forward to the appropriate members of the board copies of all such correspondence that, in the opinion of the Chairman, deals with the functions of the board or that he otherwise determines requires their attention.

Compensation of Directors and Executive Officers

The following table summarizes total compensation paid to the person serving as our principal executive officer and our two most highly compensated executive officers other than our principal executive officer. These individuals are referred to herein as “named executive officers” or “NEOs.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation(1) ($)	Total ($)

Brenton W. Hatch	2015	270,000	-0-	-0-	-0-	54,977	324,977
Chief Executive Officer and Director	2014	260,346	10,000	-0-	-0-	61,840	332,186

Andrew W. Limpert	2015	240,000	-0-	-0-	-0-	54,332	294,332
CFO and Director(2)	2014	235,059	10,000	-0-	-0-	47,748	292,807

Harold Albert	2015	270,000	-0-	-0-	-0-	55,575	325,575
COO and Director	2014	251,624	9,498	-0-	-0-	52,723	313,845

(1)	For a breakdown of the compensation components included in “All Other Compensation” please see the “All Other Compensation” table below.
(2)	Andrew Limpert resigned from his positions at the Company on June 15, 2015.

All Other Compensation

The table below provides additional information regarding all other compensation awarded to the named executive officers as disclosed in the “All Other Compensation” column of the “Summary Compensation Table” above.

Name	Year	Vehicle Allowance, Fuel, Maintenance and Related Costs ($)	Cell Phone Expenses ($)	Medical Insurance Premiums ($)	Benefit Allowance ($)

Brenton W, Hatch	2015	$20,465	$2,227	$8,285	$24,000
	2014	$20,311	$3,416	$13,200	$22,390

Andrew W. Limpert	2015	$16,749	$5,418	$8,165	$24,000
	2014	$14,799	$4,392	$6,557	$22,000

Harold Albert	2015	$19,612	$2,484	$9,479	$24,000
	2014	$20,110	$3,054	$8,663	$20,896

In the past, our Chief Executive Officer has made recommendations to the Board regarding his own compensation and we had no policy prohibiting the Chief Executive Officer from doing so.  Now, as described above, our Compensation Committee advises the Board on all aspects of our executive compensation program and incentive compensation.

Salary

Salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers.  The salary for each named executive officer is typically set at the time the individual is hired based on the factors discussed in the preceding sentence and the negotiation process between the Company and the named executive officer.  Thereafter, changes to annual salary, if any, are determined based on several factors, including evaluation of performance, anticipated financial performance, economic condition and local market and labor conditions.  As discussed in more detail below under the heading “Employment Agreements”, in June 2013, the Company executed new employment agreements with Messrs. Hatch, Albert and Limpert, retroactive to May 1, 2013.  The new employment agreements provide that Messrs. Hatch and Albert will each receive an annual salary of $270,000 per year and Mr. Limpert would receive an annual salary of $240,000 per year.  These salaries may be adjusted by the Company’s Board of Directors at their discretion.

Bonuses

We may also make cash awards to our NEOs and employees that are not part of any pre-established, performance-based criteria.  Awards of this type are completely discretionary and subjectively determined by our Board of Directors at the time they are awarded.  In the event this type of cash award is made, it is reflected in the “Summary Compensation Table” under a separate column entitled “Bonus.”  During the 2015 fiscal year, executives did not receive bonuses. The Company was under no obligation to award cash bonuses and is under no obligation to award future cash bonuses.

Equity Awards

None of our NEOs held outstanding equity awards at March 31, 2015. Under the 2014 Equity Incentive Plan, the Compensation Committee, together with the Board, may elect to grant equity awards to the Company’s NEOs in the form of stock purchase options, restricted stock or restricted stock units. The Compensation Committee and the Board determine whether and how much to award based on numerous factors including, but not limited to, Company performance, individual performance, competitive compensation practices, or incentive alignment. If the equity awards are granted, the Compensation Committee and the Board will determine the terms of the grant including, vesting, forfeiture, and dividend or voting rights, if any.

Employer Benefit Plans

During fiscal 2015, we did not provide any retirement, pension, or other benefit plans to our named executive officers. Beginning May 1, 2015, the Company instituted a 401(k) plan for all U.S. Company employees, in which the executive officers may choose to participate. The plan provides a Company paid match, which is capped at a maximum of 4% of the employee’s annual base salary or annualized hourly pay. In the future, the Board of Directors may adopt other plans as it deems reasonable under the circumstances.

Say on Pay

At our annual stockholder meeting held on September 18, 2014, we solicited an advisory vote of our stockholders to approve the compensation packages proposed to be paid to our named executive officers.  Of the 43,903,942 shares represented at the meeting by valid proxies and ballots, 35,688,585 voted to approve the compensation proposals.  As determined by our stockholders, we hold an advisory vote on our executive compensation every two years, and we will conduct our next advisory vote on executive compensation at our 2016 annual stockholder meeting.

Employment Agreements

On June 28, 2013, we executed employment agreements with Messrs. Hatch, Albert and Limpert (the “Employment Agreements”), which were retroactively effective to May 1, 2013. Mr. Limpert’s Employment Agreement was terminated on June 15, 2015 when he resigned from his position as Chief Financial Officer for the Company. Pursuant to a Separation and Release Agreement dated June 22, 2015, Mr. Limpert received a lump sum payment of $100,000 in exchange for release of claims against the Company and certain restrictive covenants, including non-competition and non-solicitation covenants that last for two years. Prior to his resignations, the terms of Mr. Limpert’s Employment Agreement were the same as the terms of Messrs. Hatch and Albert Employment Agreements that are described below.

The Employment Agreements of Messrs. Hatch and Albert provide that they will devote, on a full-time basis, their best ability and talents to the business of the Company. The agreements prohibit the individuals from providing consulting services or accepting employment with any other party unless pre-approved by the Company.

The Employment Agreements provide that Messrs. Hatch and Albert are entitled to:

•	an automobile allowance of up to $1,200 per month;

•
payment of or reimbursement for certain reasonable and necessary out-of-pocket expenses incurred in the performance of their duties, as detailed in the new employment agreements, subject to presentment of appropriate vouchers or receipts;

•	a $2,000 per month personal allowance

•	payment of the employee’s medical and dental insurance premiums; and

•	four weeks of paid vacation or leave time each year.

The Employment Agreements allow the Board to consider the award of a year-end cash bonus based on performance.  No specific performance criteria are set forth in the Employment Agreements.

The Employment Agreements contain confidentiality, non-disclosure, non-compete, non-solicitation and intellectual property assignment provisions.

Termination and Change in Control

The Employment Agreements of the named executive officers contain provisions for payment in the event of termination of employment. Under the Employment Agreements, Messrs. Hatch and Albert are entitled to the following payments in the event of termination of employment:

•
Without cause.  The employee may be terminated without cause at any time, but with 90 days prior written notice.  If terminated without cause, the Company shall pay the employee, as a severance allowance, his then current monthly base salary, and health and other benefits for the two-week period following the month of termination and including the month in which notice of termination occurs if employed for a continuous period of six months or more.

•
For cause upon prior written notice.  If terminated for cause the individual shall be entitled to receive his then current monthly base salary and any employee rights or compensation which would vest in the month of termination pro-rated through the date of termination but off-set by any amounts which have been appropriated or wrongfully taken by the employee or which arise out of damages to the Company through the errors or omissions of the employee.

•
By resignation.  If the employee resigns, he shall be entitled to receive his current monthly base salary and any other compensation or right which would vest in the month the resignation becomes effective, pro-rated to the date of last service.  In the event of a resignation, employment shall terminate on the earlier of, 30 days following the written submission of resignation or the date the resignation is accepted by the Company.

•
For disability or death.  The Company shall have the option to terminate the employment agreement should the employee no longer be able to perform his essential functions.  In the event of termination for death or disability the employee shall be entitled to the same compensation and benefits as if the agreement had been terminated without cause.

We do not have agreements, plans or arrangements, written or unwritten, with any of our named executive officers that would provide for payments or other benefits to any of our named executive officers in the event of a change in control of the Company or a change in the responsibilities of any named executive officer following a change in control of the Company.

Outstanding Equity Awards at Fiscal Year End

None of our named executive officers held outstanding equity awards at March 31, 2015.

Director Compensation

Two of our current directors, Messrs. Hatch and Albert, are also NEOs and employees of the Company.  All compensation earned by Messrs. Hatch and Albert was compensation for services rendered in their capacity as employees of the Company.  They received no compensation for serving on our Board during the 2015 or 2014 fiscal years. For details regarding the compensation received by each of these directors please see Summary Compensation Table on page 11 of this Proxy Statement.

Each of our non-employee directors receives monthly cash remuneration of $3,000 for their service, which increased from $2,000 per month beginning in December 2014.  Additionally, each non-employee director is granted an equity award annually, with the amount determined by the Board (of which 50% vests on the date of grant and the remaining 50% vesting at the one-year anniversary of the date of grant).  Under our 2014 Equity Incentive Plan, the Board may grant our non-employee directors options to purchase common stock, restricted stock or restricted stock units (RSU), based on their determinations of which award would best align the interests of our stockholders and our non-employee directors. For the 2015 fiscal year, the Board granted 19,953 RSU’s to each non-employee director. The following table describes the components of the compensation for our independent directors who served during our 2015 fiscal year:

Name	Year	Fees Earned or Paid in Cash	Stock Awards ($) (2)	Option Awards ($) (2)	Total
Arlen B. Crouch(1)	2015	$28,000	$84,002	-0-	$112,002
	2014	$10,000	-0-	$166,670	$176,670
Stephen E. Pirnat(1)	2015	$28,000	$84,002	-0-	$112,002
	2014	$4,000	-0-	$217,854	$221,854
Daren J. Shaw(1)	2015	$28,000	$84,002	-0-	$112,002
	2014	$16,000	-0-	$138,489	$154,489
Ronald R. Spoehel(1)	2015	$28,000	$84,002	-0-	$112,002
	2014	$12,000	-0-	$166,670	$178,670

(1)
Messrs. Shaw, Spoehel, Pirnat and Crouch are non-employee directors of the Company.  Share number includes 100,000 stock options granted in fiscal year 2014 that are currently exercisable and 19,953 RSU’s granted in fiscal year 2015 that are currently vested or vest within 90 days after June 30, 2015.

(2)
The amounts in this column do not reflect compensation actually received by our non-employee directors nor do they reflect the actual value that will be recognized by the non-employee directors. Instead, the amounts reflect the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 718, of awards of restricted stock, RSU’s, or stock options made to non-employee directors for the fiscal years ended March 31, 2014 and 2015 but exclude an estimate for forfeitures. The type and amount of each grant is listed above in footnote 1. The fair value of each option award is estimated on the date of grant using the Black-Scholes option pricing model. Additional information about the assumptions used in the calculation of these amounts is included in footnote 8 to our audited financial statements for the fiscal year ended March 31, 2015 included in our Annual Report on Form 10-K filed with the Commission on June 30, 2015.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth as of August 7, 2015 the name and the number of shares of our common stock, par value of $0.001 per share, held of record or beneficially by each director, officer, nominee or person who held of record, or was known by us to own beneficially, more than 5% of the 53,226,720 issued and outstanding shares of our common stock, and the name and shareholdings of each director and officer and of all directors and officers as group.

Type of Security	Name and Address	Amount & Nature of Beneficial Ownership	% of Class

Common	Brenton W. Hatch(1,2)	14,450,000	27.2%
	321 South 1250 West, Suite 1
	Lindon, Utah 84042

Common	Harold Albert(1,2)	14,025,000	26.4%
	Bay 12, 55 Alberta Ave.
	Spruce Grove, Alberta, Canada T7X 3A6

Common	Andrew W. Limpert(1,2)	3,021,937	5.7%
	321 South 1250 West, Suite 1
	Lindon, Utah 84042

Common	Daren J. Shaw(2)	119,953	* %
	321 South 1250 West, Suite 1 Lindon, UT 84042

Common	Ronald R. Spoehel(2)	119,953	* %
	321 South 1250 West, Suite 1 Lindon, UT 84042

Common	Arlen B. Crouch(2)	119,953	* %
	321 South 1250 West, Suite 1 Lindon, UT 84042

Common	Stephen E. Pirnat(2) 321 South 1250 West, Suite 1 Lindon, UT 84042	119,953	* %

All executive officers and directors as a group (7 persons)		31,976,749	60.1%
	TOTAL	31,976,749	60.1%

(1)	Messrs. Hatch, Albert and Limpert are, or were during fiscal year 2015, named executive officers and directors of the Company.
(2)
Messrs. Shaw, Spoehel, Pirnat and Crouch are non-employee directors of the Company.  Share number includes 100,000 stock options granted in fiscal year 2014 that are currently exercisable and 19,953 RSU’s granted in fiscal year 2015 that are currently vested or vest within 90 days after June 30, 2015.

* Less than 1%.

Change in Control

To the knowledge of the management, there are no present arrangements or pledges of our securities that may result in a change in control of the Company.

Vote Required

A plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees. The six nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be elected as our directors, up to the maximum number of directors to be chosen at the meeting.

The Board recommends a vote “FOR” each of the nominees under Proposal 1.

PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Sadler, Gibb & Associates, LLC, Certified Public Accountants (“SGA”) as the Company’s independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending March 31, 2016 and recommends that the stockholders vote to ratify such selection. Stockholder ratification of such selection is not required by our Bylaws or other applicable legal requirement. However, our Board is submitting the selection of SGA to stockholders for ratification as a matter of good corporate practice. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if the selection is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders’ best interests. SGA conducted our most recent audit of our financial statements for the fiscal year ended March 31, 2015.

During each of our last two fiscal years we were billed the following fees for professional services rendered by SGA:

	Fiscal 2015	Fiscal 2014

Audit	$79,000	$53,750
Audit related	-0-	-0-
Tax	$11,000	-0-
All other	-0-	-0-
Total	$90,000	$53,750

Audit Fees.  Audit fees were for professional services rendered in connection with the audit of our annual financial statements included in our annual reports on Form 10-K, review of financial statements included in our quarterly reports on Form 10-Q and for services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements. In addition to the audit of our financial statements, SGA also audited the effectiveness of our internal control over financial reporting for fiscal year 2015.

Tax Fees. Tax fees were for professional services rendered in connection with our fiscal 2014 and 2015 tax filings.

Audit Committee Pre-Approval Policies and Procedures. Prior to the second quarter of fiscal year 2014, we did not have a standing audit committee and, as a result, our Board considered and preapproved any audit and non-audit services to be performed by our independent registered public accounting firm at its regularly scheduled and special meetings. During the second quarter of fiscal year 2014 we established our Audit Committee and subsequent to that time, our Audit Committee has considered and pre-approved such audit and non-audit services to be performed by our independent registered public accounting firm. In our Audit Committee’s charter, the Board has delegated authority for pre-approving audit or permissible non-audit services performed by our independent auditors.

The Audit Committee has determined that the services provided by the Company’s independent registered public accounting firms described above are compatible with maintaining independence as our independent registered public accounting firm. A representative of SGA will be present at the Annual Meeting. He or she will be given an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

Vote Sought

The proposal to ratify the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ended March 31, 2016 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

The Board recommends a vote “FOR” ratification of the selection of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm for the fiscal year ending March 31, 2016.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR NEXT
ANNUAL MEETING

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals, including stockholder nominations to the Board of Directors, may be eligible for inclusion in the proxy statement for our 2016 Annual Meeting of Stockholders. These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a- 8(b)(2), must be received by us not later than April 2, 2016, which is 120 calendar days prior to the anniversary date of the mailing of this proxy statement. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a- 8) and director nominations.

Our Bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to us not less than 60 nor more than 90 calendar days prior to the anniversary date of the preceding year’s annual meeting. To be timely for the 2016 Annual Meeting of Stockholders, a stockholder’s notice must be delivered or mailed to and received by us between June 20, 2016 and July 20, 2016. However, in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not later than the close of business on the 10 day following the day on which public announcement of the date of such meeting is first made.

Stockholder proposals should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the Commission, the laws of the State of Nevada and our Bylaws. Stockholder proposals may be mailed to the Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.

INFORMATION TO BE FURNISHED TO SECURITYHOLDERS

Our annual report on Form 10-K for our fiscal year ended March 31, 2015, as well as our other SEC filings, are available without charge.  If you would like to request copies of any documents, requests should be sent in writing to Profire Energy, Inc., ATTN Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.

OTHER MATTERS

We know of no other matters that are to be presented for action at the Annual Meeting other than those set forth above.  If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold.  Therefore, you are urged to execute and return the accompanying proxy in the enclosed envelope at your earliest convenience.

By order of the board of directors,

August 14, 2015	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

Appendix A
Form of Proxy

Proxy – Profire Energy, Inc.
Annual Meeting of Stockholders – September 17, 2015

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY
MATERIALS FOR PROFIRE ENERGY, INC. ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 17, 2015:

The Notice of Annual Meeting, the Proxy Statement, our Annual Report on Form 10-K for the year ended March 31, 2015 and the proxy card are available via the Internet at:
https://materials.proxyvote.com/74316X.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brenton W. Hatch and Nathan McBride, severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of PROFIRE ENERGY, INC., of record in the name of the undersigned at the close of business on August 7, 2015, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company and at any and all adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Annual Meeting and Proxy Statement dated August 14, 2015, receipt of which is acknowledged.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2, and grants discretionary authority as to any and all other matters that may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

(Please See Reverse Side)

Proxy – Profire Energy, Inc.
Annual Meeting of Stockholders – September 17, 2015

[Name and address of stockholder]
	☐	Mark this box with an X if you have made changes to your name or address details above.

The Board of Directors recommends a vote “FOR” items 1, 2, and 3.

1.	Election of Directors
	For	Withhold		For	Withhold
Brenton W. Hatch	☐	☐	Daren J. Shaw	☐	☐
Harold Albert	☐	☐	Arlen B. Crouch	☐	☐
Ronald R. Spoehel	☐	☐
Stephen E. Pirnat	☐	☐

(Write in name of other nominee)

2.	Ratify the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2016.		For ☐	Against ☐	Abstain ☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.		For ☐	Against ☐

Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box	.	Date (mm/dd/yyyy)
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